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                                                                      Exhibit 10

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report to shareholders of the UBS Money Market Fund dated March 31, 2004 in this Registration Statement (Form N-1A Nos. 33-02524) of UBS Master Series, Inc.


                                                      /s/ Ernst & Young LLP
                                                      ERNST & YOUNG LLP


New York, New York
June 24, 2004